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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 13, 2004



                              Aether Systems, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






            Delaware                     000-27707              52-2186634
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)


                              11460 Cronridge Drive
                          Owings Mills, Maryland 21117
          (Address of Principal Executive Offices, including Zip Code)



                          (410) 654-6400 (Registrant's
                     Telephone Number, Including Area Code)

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     On January 13, 2004, Aether System Inc. completed the sale of its
Enterprise Mobility Solutions division to TeleCommunication Systems, Inc. A copy of the press release announcing the closing of the transaction is furnished as
Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

      99.1:   Press Release of Aether Systems, Inc., dated January 13, 2004.

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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned on the date set forth below.

                                                AETHER SYSTEMS, INC.

                                                   /s/ David C. Reymann
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Date: January 14, 2004                          By:    David C. Reymann
                                                Its:   Chief Financial Officer


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